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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 31, 2002
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-22023                  77-0156161
(State or other jurisdiction of        (Commission             (I.R.S. employer
 incorporation or organization)          File No.)        identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99      Press release dated July 29, 2002 filed pursuant to Item 9.

ITEM 9.  REGULATION FD DISCLOSURE.

      The registrant has issued a press release, dated July 29, 2002, concerning net revenue and earnings for the second quarter of 2002, and revenue and earnings estimates for the third quarter and the fiscal year 2002. The contents of that press release, filed as Exhibit 99 to this Form 8-K, are incorporated by reference into this Item 9.

















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MACROVISION CORPORATION
                                              (Registrant)




Date:  July 31, 2002                     By:  /s/ William A. Krepick
                                              ---------------------------------
                                                William A. Krepick
                                                Chief Executive Officer and
                                                President
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Exhibit Index
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Exhibit 99      Press release dated July 29, 2002 filed pursuant to Item 9.